UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2011
SPS Commerce, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

333 South Seventh Street, Suite 1000
Minneapolis, MN	55402
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (612) 435-9400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01. Entry Into A Material Definitive Agreement.
     On May 17, 2011, we entered into an asset purchase agreement with Direct EDI LLC and the parties completed the asset purchase on May 18, 2011. Under the asset purchase agreement, we purchased and acquired from Direct EDI substantially all of the assets used in Direct EDI’s business. Direct EDI is in the business of selling, marketing and providing electronic data interchange. We paid Direct EDI $10.9 million and assumed certain liabilities of Direct EDI.
     This description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 17, 2011, we entered into an asset purchase agreement with Direct EDI LLC and the parties completed the asset purchase on May 18, 2011. Under the asset purchase agreement, we purchased and acquired from Direct EDI substantially all of the assets used in Direct EDI’s business. Direct EDI is in the business of selling, marketing and providing electronic data interchange. We paid Direct EDI $10.9 million and assumed certain liabilities of Direct EDI.
     This description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the acquisition is also attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The following financial statements are filed herewith:
•	Audited financial statements of Direct EDI as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010;

•	Unaudited interim balance sheets of Direct EDI as of March 31, 2011 and March 31, 2010;

•	Unaudited statements of operations of Direct EDI for the three months ended March 31, 2011 and March 31, 2010;

•	Unaudited statements of changes in stockholders’ equity of Direct EDI for the three months ended March 31, 2011 and March 31, 2010;

•	Unaudited statements of cash flows of Direct EDI for the three months ended March 31, 2011 and March 31, 2010; and

•	Unaudited notes to financial statements of Direct EDI as of and for the three months ended March 31, 2011 and March 31, 2010.
(b) Pro Forma Financial Information
     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

No.	Description

2.1	Asset Purchase Agreement, dated as of May 17, 2011, by and between Direct EDI LLC and SPS Commerce, Inc.

23.1	Consent of Sonnenberg & Company, CPAs, A Professional Corporation

99.1	Press Release, dated May 18, 2011, announcing the completion of the acquisition

99.2	Audited financial statements of Direct EDI as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010

99.3	Unaudited financial statements of Direct EDI as of and for the three months ended March 31, 2011 and March 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.
Date: May 23, 2011	By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Asset Purchase Agreement, dated as of May 17, 2011, by and between Direct EDI LLC and SPS Commerce, Inc.	Filed Electronically

23.1	Consent of Sonnenberg & Company, CPAs, A Professional Corporation	Filed Electronically

99.1	Press Release, dated May 18, 2011, announcing the completion of the acquisition	Filed Electronically

99.2	Audited financial statements of Direct EDI as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010	Filed Electronically

99.3	Unaudited financial statements of Direct EDI as of and for the three months ended March 31, 2011 and March 31, 2010	Filed Electronically